Exhibit 10.10

BAYCOM CORP

AMENDED AND RESTATED 2017 OMNIBUS EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

[Time-based Vesting]

Date of Grant: _____________ __, 2018

Participant: ______________________

Restricted Stock is hereby awarded as of the above Date of Grant by BayCom Corp, a California corporation (the “Company”), to the above-named Participant pursuant to the BayCom Corp Amended and Restated 2017 Omnibus Equity Incentive Plan (as the same may from time to time be amended, the “Plan”), and upon the terms and conditions and subject to the restrictions set forth in the Plan and hereinafter set forth. A copy of the Plan, as currently in effect, is incorporated herein by reference and either is attached hereto or has been delivered previously to the Participant. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Plan.

1.       Share Award. The Company hereby awards to the Participant ________ shares (the “Shares”) of the common stock, par value $0.01 per share (“Common Stock”), of the Company.

2.       Restrictions on Transfer and Restricted Period. Until the Shares become vested as provided in this Section 2 or in Sections 3 or 4 of this Agreement, during the period commencing on the Date of Grant and terminating on _______________ (the “Restricted Period”), the Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the Participant, except by will or the laws of descent and distribution in the event of the death of the Participant. The lapsing of the restrictions described above is sometimes referred to in this Agreement as “vesting.”

Subject to Section 3 of this Agreement, the restrictions described above shall lapse, and the Shares will vest, pursuant to the following schedule:

Date	Number of Shares

[Insert vesting schedule]

3.       Termination of Service. If the Participant’s employment or service with the Company or United Business Bank is terminated due to (a) death, (b) permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto), (c) involuntary termination for other than Cause or (d) a resignation for good reason under an employment, severance or other agreement applicable to the Participant upon or after a Change of Control (each a “Qualifying Termination”) prior to the vesting of the Shares, then all unvested Shares shall vest in full on the date of such Qualifying Termination. If the Participant’s employment or service is terminated for any reason that does not constitute a Qualifying Termination, then the unvested Shares shall be forfeited and returned to the Company; provided, however, that the Committee, in its sole discretion, may, in the event of a termination of employment or service other than due to a Qualifying Termination or Cause, provide for the lapsing of such restrictions upon such terms and provisions as it deems proper.

4.        Effect of Change of Control. A Change of Control shall not, by itself, result in acceleration of vesting of the Shares, except as provided in this Section 4.

Upon a Change of Control prior to the final scheduled vesting date set forth in Section 2 above, except to the extent that another award meeting the requirements of this Section 4 (a “Replacement Award”) is provided to the Participant to replace this award (the “Replaced Award”), the Shares shall vest in full on the effective date of such Change of Control.

An award shall meet the conditions of this Section 4 (and thereby qualify as a Replacement Award) if the following conditions are met:

(a)       The award has a value at least equal to the value of the Replaced Award;

(b)       The award relates to publicly traded equity securities of the Company or its successor following the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; and

(c)       The other terms and conditions of the award are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control and the provisions of Section 3 relating to vesting in the event of a Qualifying Termination).

Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of a Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 4 are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.

5.       Certificates for the Shares. The Company shall issue stock certificates or evidence of the issuance of such Shares in book-entry form, in the name of the Participant, reflecting the number of Shares granted as set forth in Section 1. The Company shall retain these certificates or evidence of the issuance of Shares in book-entry form until the Shares represented thereby become vested. Prior to vesting, the Shares shall be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:

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The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the BayCom Corp Amended and Restated 2017 Omnibus Equity Incentive Plan and in a Restricted Stock Award Agreement. A copy of the Plan and such Restricted Stock Award Agreement may be obtained from the Corporate Secretary of BayCom Corp.

In the event Sections 11.3 and 11.4 of the Plan are applicable upon the vesting of the Shares, the Company may impose an additional restriction on the Shares to reflect such provisions.

The Participant further agrees that simultaneously with his/her execution of this Agreement, he/she shall execute a stock power(s) endorsed in blank in favor of the Company with respect to the Shares and he/she shall promptly deliver such stock power to the Company.

6.       Participant’s Rights; Dividends. Except as otherwise provided herein, the Participant, as owner of the Shares, shall have the rights of a stockholder to vote the Shares. Cash dividends paid on the Shares shall be paid to the Participant at the same time as they are paid to other holders of the Company’s Common Stock. If any dividends or distributions are paid in shares of Common Stock or other securities, such shares of Common Stock or other securities shall be subject to the same restrictions on transferability and forfeitability as the Shares with respect to which they were paid.

7.       Vesting. Upon the vesting of the Shares, (a) the Company shall deliver to the Participant (or, in the event of a transfer of Shares by will or the laws of descent and distribution as permitted by Section 2 of this Agreement, the person to whom the transferred Shares are so transferred) the certificate or evidence of the issuance of such Shares in book-entry form in respect of such vested Shares and the related stock power held by the Company pursuant to Section 5 above, and (b) the Shares which shall have vested shall be free of the restrictions referred to in Section 2 above and the certificate or other evidence of issuance relating to such vested Shares shall not bear the legend provided for in the first paragraph of Section 5 above.

8.       Adjustments for Changes in Capitalization of the Company. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split up, share combination or other change in the corporate structure of the Company affecting the shares of the Company’s Common Stock, such adjustment shall be made in the number and class of shares subject to this Agreement, as shall be determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights, provided that the number of shares covered by this Agreement shall always be a whole number and the average closing price shall be rounded to the nearest whole cent.

9.       Delivery and Registration of Shares of Common Stock. The Company’s obligation to deliver the Shares hereunder shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or any other person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities regulation. Unless the foregoing representation is provided, the Company shall not be required to deliver any shares of Common Stock under the Plan prior to (i) the admission of such shares to listing on any stock exchange or automated quotation system on which the shares of Common Stock may then be listed or quoted, and (ii) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable. The foregoing representation requirement shall become inoperative upon a registration of such shares or other action eliminating the necessity of such representation under the Securities Act of 1933 or other securities regulation.

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10.       Participant Employment or Service. Nothing in this Agreement shall limit the right of the Company or any subsidiary to terminate the Participant’s employment or service, or otherwise impose upon the Company or any subsidiary any obligation to employ or accept the services of the Participant.

11.       Withholding Tax. Upon the vesting of the Shares (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto), the Company may withhold from any payment or distribution made under the Plan Shares with a Fair Market Value sufficient to satisfy any applicable income, employment or other taxes required by law to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Shares the amount of any taxes which the Company is required to withhold at the time such dividends are paid to the Participant pursuant to Section 6 of this Agreement.

12.       Regulatory, Recoupment and Holding Period Requirements. The Participant acknowledges and agrees that this award and the Participant’s receipt of any Shares hereunder is subject to (a) such reduction, cancellation, forfeiture or recoupment (clawback), delayed payment or holding period requirements as the Committee shall impose, in its absolute discretion, upon the occurrence of any of the following events: (i) termination of employment or service for Cause, (ii) fraudulent or illegal actions or other misconduct, (iii) violation of any Company and/or subsidiary code of ethics, conflict of interest, insider trading or similar policy or code of conduct applicable to the Participant, (iv)  the breach of any non-competition, non-solicitation, confidentiality or other restrictive covenant that may apply to the Participant, (v) other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its subsidiaries or (vi) requirements of applicable laws, rules or regulations, and (b) any policies which the Company has adopted or may adopt in furtherance of any regulatory requirements (including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act) or otherwise.

13.       Conformity with Plan. The grant of Shares is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan (which is incorporated herein by reference), including Sections 11.3 and 11.4 of the Plan to the extent applicable. Any inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, the Participant acknowledges his or her receipt of this Agreement and the Plan and agrees to be bound by all of the terms of this Agreement and the Plan.

14.       Electronic Signature. All references to signatures and delivery of documents in this Agreement may be satisfied by procedures the Company has established or may establish from time to time for an electronic system for execution and delivery of any such documents, including this Agreement. The Participant’s electronic signature, including, without limitation, “click-through” acceptance of this Agreement through a website maintained by or on behalf of the Company, is the same as, and shall have the same force and effect as, the Participant’s manual signature. Any such procedures and delivery may be effected by a third party engaged by the Company to provide administrative services relating to this Agreement.

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15.       Entire Agreement. This Agreement and the terms of the Plan constitute the entire understanding between the Participant and the Company, and supersede all other agreements, whether written or oral, with respect to this award of Shares.

16.       Participant Acceptance. The Participant shall signify his/her acceptance of the terms and conditions of this Agreement by signing in the space provided on the signature page and signing the attached stock power and returning signed copies of this Agreement and of the attached stock power to the Company. To the extent the terms of any employment, severance or other agreement to which the Participant is a party with the Company or any subsidiary that is then in effect provide for any rights that conflict with or are otherwise contrary to the terms contained in this Agreement, including the vesting rights contained in Sections 2, 3 and 4, the terms of this Agreement shall control.

The undersigned Participant:

(a)       Acknowledges that BayCom Corp is not providing the Participant with advice, warranties or representations regarding any of the legal or tax effects to the Participant with respect to this Agreement and that the Participant is encouraged to seek legal and tax advice from the Participant’s own legal and tax advisers as soon as possible;

(b)       Acknowledges that the Participant is familiar with the terms of this Agreement and the Plan, that the Participant has been encouraged by BayCom Corp to discuss the Agreement and the Plan with the Participant’s own legal and tax advisers, and that the Participant agrees to be bound by the terms of this Agreement and the Plan;

(c)       Acknowledges receipt of this Agreement and understands that all rights and liabilities with respect to this Agreement are set forth in the Agreement and the Plan; and

(d)       Acknowledges that as of the date of grant, this Agreement sets forth the entire understanding between the undersigned Participant and the Company and its affiliates regarding this Agreement and supersedes all prior oral and written agreements on that subject.

(Signatures contained on following page)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date first written above.

BAYCOM CORP

Name: Keary Colwell
Title: Senior Executive Vice President,
Chief Financial Officer and Corporate Secretary

ACCEPTED BY PARTICIPANT:

(Signature)

(Street Address)

(City, State, and Zip Code)

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DESIGNATION OF BENEFICIARIES

Date: ______________

Participant: ____________________

The Participant designates the following beneficiary or beneficiaries to exercise the rights pursuant to a Restricted Stock Award Agreement dated ___________________, to receive any Shares, cash or other property distributable upon the death of the Participant with respect to the Award granted pursuant to such Agreement.

	Name	Relationship	Contact Information	Percentage
.

.

.

.

The Participant designates the foregoing individuals as beneficiaries to the Award under the Restricted Stock Award Agreement dated __________________ and attached hereto.

Participant

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STOCK POWER

For value received, I hereby authorize BayCom Corp (the “Company”) to hold __________ shares of the common stock of the Company (the “Shares”), representing all of the shares of common stock of the Company granted to me on ________, 20__ pursuant to a Restricted Stock Award Agreement (the “Agreement”), standing in my name on the books and records of the Company, [represented by Certificate No. _____,][in book-entry form], and do hereby irrevocably constitute and appoint the Corporate Secretary of the Company, with full power of substitution, to cause such Shares to be either (a) transferred to me on the books and records of the Company upon the vesting of such Shares, or (b) forfeited, in each case in accordance with the terms of the Agreement.

Name of Participant

Dated: ____________________________

In the presence of: ______________________

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83(b) ELECTION FORM

TO:          Internal Revenue Service Center

  [Address where the Participant files his or her personal income tax return]

ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE OF 1986

Name:
Address:

Social Security Number _____ - ____ - _____

Property with respect to which this Election is made: _________ shares of the common stock of BayCom Corp.

Date of Grant or Transfer: _________________.

Taxable Year for which Election is made: Calendar Year _____.

Nature of the Restrictions to which the Property is Subject: a vesting schedule pursuant to which the taxpayer will not be fully vested in the shares of common stock until ___________.

Fair Market Value of the Property upon receipt by taxpayer: $___________.

Amount Paid for the Property: ____________.

Copies of this Election have been furnished to the Corporate Secretary of BayCom Corp.

A copy of this Election shall also be attached to my IRS Form 1040 for calendar year _____.

Date	Signature

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